Exhibit 99.1


             CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                  PURSUANT TO 18 U.S.C. SECTION 1350

            (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Menderes Akdag, Chief Executive Officer (principal executive officer) of PetMed Express, Inc. (the "Registrant"), certify to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2002 (the "Report") of the Registrant, that:

    (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                     By:_/s/  Menderes Akdag__________
                                        Menderes Akdag
                                     Date: August 12, 2002